EXHIBIT 10.18

                                 AMENDMENT FIVE
                                     TO THE
                            MANAGED NETWORK AGREEMENT
                                     BETWEEN
                       SPRINT COMMUNICATIONS COMPANY, L.P.
                                       AND
                               BRIDGE DATA COMPANY

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

The Managed Network Agreement ("Agreement") between Sprint Communications Company, L.P. ("Sprint") and Bridge Data Company ("Bridge"), having an effective date of March 1, 1995, as amended, is hereby further amended as set forth below.

WHEREAS, Sprint and Bridge have previously entered into an Agreement for the provision of managed network services; and

WHEREAS, Sprint and Bridge desire to amend the Agreement.

NOW THEREFORE, the parties mutually agree to the following:

1.       Attachment B.  The following changes are hereby made to Attachment B:

         a) DOMESTIC PRICING Section I. Equipment - Purchase Price. Add the following equipment to the list of equipment.

          Model                 Description                       List Price           Net Price
          -----                 -----------                       ----------           ---------
          AE1001010             BayNetworks ANH                   $2245                $1459.25
                                8 Port Router

          88039901              DB25M-DB25F Cable                 $29                  $29

         b) DOMESTIC PRICING Section I. Equipment - Purchase Price. Model AE008017 should now read Model AE008023.

         c) DOMESTIC PRICING Section I. Equipment - Purchase Price. The list price and net price for the Model 7919 BayNetworks Power Cord (2) should now be N/C.


         d) DOMESTIC PRICING Section I. Equipment - Purchase Price Note 4.) Add (1) T-Connector.


          e) GLOBAL PRICING Section III. Pricing for Canada. A - Equipment Installation. Price should now be * per site. Delete the words "and configured" from 2).

* CONFIDENTIAL TREATMENT REQUESTED
Bridge/Sprint Confidential               -1-                            11/21/96

         f) GLOBAL PRICING Section III. Pricing for Canada . B - Equipment Maintenance/Management. Delete this entire section and insert the following language: "Equipment Maintenance and Management in Canada are the responsibility of Bridge."

2. All other terms and conditions of the Agreement shall remain in full force and effect, except as expressly stated herein.

IN WITNESS WHEREOF, the parties have executed this Amendment Six as of the date of the last signature below.

SPRINT COMMUNICATIONS CO., L.P.                BRIDGE DATA COMPANY

/s/ George Putney                              /s/ Robert McCormick
-------------------------------                ---------------------------------
Signature                                      Signature


George Putney                                  Robert McCormick
-------------------------------                ---------------------------------
Printed Name                                   Printed Name


Branch Manager                                 Executive Vice President
-------------------------------                ---------------------------------
Title                                          Title


12/05/96                                       12/06/96
-------------------------------                ---------------------------------
Date                                           Date



Bridge/Sprint Confidential               -2-                            11/21/96